EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Pacific Gold Corp. (the “Company”) on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  November 17, 2005

/s/ Robert Landau

Name: Robert Landau

Title: Chief Executive Officer

Dated:  November 17, 2005

/s/ Jacquelyn Glazer

Name: Jacquelyn Glazer

Title:  Chief Financial Officer